Exhibit 10.1

Certain information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

AMENDMENT NO. 16

to the

A320 Family Aircraft Purchase Agreement

made July 20, 2011

between

AIRBUS S.A.S.

and

AMERICAN AIRLINES, INC.

This Amendment No. 16 to the A320 Family Aircraft Purchase Agreement dated July 20, 2011 (the “Amendment”), dated as of March 2, 2024, is entered into by and between AIRBUS S.A.S., a société par actions simplifiée, created and existing under French law having its registered office at 2 Rond-Point Emile Dewoitine, 31700 Blagnac, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”), and AMERICAN AIRLINES, INC., a Delaware corporation having its principal office at 1 Skyview Drive, Fort Worth, Texas 76155, United States of America (the “Buyer”);

WITNESSETH:

WHEREAS, the Buyer and the Seller entered into an Airbus A320 Family Aircraft Purchase Agreement, dated as of July 20, 2011, which, together with all Exhibits, Appendices and Letter Agreements attached thereto and as amended, modified or supplemented from time to time, is hereinafter called the “Agreement”; and

WHEREAS, the Buyer and the Seller have agreed to amend certain terms of the Agreement as set forth herein, in particular to include terms for certain additional Purchase Aircraft [****].

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

Capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. The terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment.

CT1001520_AMD 16_AAL_A320 PA	Page 1
EXECUTION

1.     TABLE OF CONTENTS

1.1    The portion of the Table of Contents of the Agreement listing the Exhibits to the Agreement is deleted in its entirety and replaced with the following:

QUOTE

EXHIBITS	TITLES

Exhibit A-1	A319 STANDARD SPECIFICATION
A320 STANDARD SPECIFICATION
A321 STANDARD SPECIFICATION
A321 XLR STANDARD SPECIFICATION

Exhibit A-2	A319 AIRCRAFT SCN LISTING

Exhibit A-3	A320 AIRCRAFT SCN LISTING

Exhibit A-4	A321 AIRCRAFT SCN LISTING

Exhibit A-5	A319 NEO AIRCRAFT SCN LISTING

Exhibit A-6	A320 NEO AIRCRAFT SCN LISTING

Exhibit A-7	A321 NEO AIRCRAFT SCN LISTING

Exhibit A-8	A321 XLR AIRCRAFT SCN LISTING

Exhibit A-9	A321 XLR AIRCRAFT SCN SHOPPING LISTING

Exhibit A-10	2024 A320 NEO AIRCRAFT SCN LISTING

Exhibit A-11	2024 A321 NEO AIRCRAFT SCN LISTING

Exhibit A-12	2024 A321 NEO AIRCRAFT SCN SHOPPING LISTING

Exhibit A-13	2024 A321 XLR AIRCRAFT SCN LISTING

Exhibit A-14	2024 A321 XLR AIRCRAFT SCN SHOPPING LISTING

Exhibit B-1	FORM OF SPECIFICATION CHANGE NOTICE

Exhibit B-2	FORM OF MANUFACTURER’S SPECIFICATION CHANGE NOTICE

Exhibit C-1	SELLER PRICE REVISION FORMULA [****]

Exhibit C-2	SELLER PRICE REVISION FORMULA [****]

Exhibit C-3	CFM INTERNATIONAL PROPULSION SYSTEM PRICE REVISION FORMULA
Exhibit C-4	INTERNATIONAL AERO ENGINES PROPULSION SYSTEM PRICE REVISION FORMULA

CT1001520_AMD 16_AAL_A320 PA	Page 2
EXECUTION

Exhibit C-5	PRATT & WHITNEY PROPULSION SYSTEM PRICE REVISION FORMULA

Exhibit C-6	SELLER PRICE REVISION FORMULA [****]

Exhibit D-1	FORM OF CERTIFICATE OF ACCEPTANCE (MOBILE DELIVERIES)

Exhibit D-2	FORM OF CERTIFICATE OF ACCEPTANCE (BLAGNAC/HAMBURG DELIVERIES)

Exhibit E-1	FORM OF BILL OF SALE (MOBILE DELIVERIES)

Exhibit E-2	FORM OF BILL OF SALE (BLAGNAC/HAMBURG DELIVERIES)

Exhibit F	SERVICE LIFE POLICY – LIST OF ITEMS

Exhibit G	TECHNICAL DATA INDEX

Exhibit H	MATERIAL SUPPLY AND SERVICES

Exhibit I	INDEX OF LETTER AGREEMENTS

Exhibit J	FORM OF AIRBUS S.A.S.WARRANTY

Exhibit K	FORM OF AIRFRAME [****]

UNQUOTE

2.     DEFINITIONS

2.1    Clause 0 of the Agreement is amended to replace or add, as applicable, the following defined terms in alphabetical order:

QUOTE

2024 A320 Family NEO Aircraft – any or all of the 2024 A320 NEO Aircraft and the 2024 A321 NEO Aircraft.

2024 A320 Family NEO Base Period – as defined in Clause 3.1.1.8.

2024 A320 NEO Aircraft – any or all of the A320-200N model aircraft sold by the Seller and purchased by the Buyer pursuant to this Agreement and identified as a “2024 A320 NEO Aircraft” in Schedule 1 hereto, including the A320 NEO Airframe and all components, equipment, parts and accessories installed in or on such aircraft and the applicable A320 NEO Propulsion System installed thereon upon Delivery. As of the date of Amendment No. 16 there are no 2024 A320 NEO Aircraft listed on Schedule 1.

CT1001520_AMD 16_AAL_A320 PA	Page 3
EXECUTION

2024 A321 NEO Aircraft – any or all of the A321-200NX model aircraft sold by the Seller and purchased by the Buyer pursuant to this Agreement and identified as a “2024 A321 NEO Aircraft” in Schedule 1 hereto, including the A321 NEO Airframe and all components, equipment, parts and accessories installed in or on such aircraft and the applicable A321 NEO Propulsion System installed thereon upon Delivery.

2024 XLR Aircraft - any or all of the A321-200NY model aircraft sold by the Seller and purchased by the Buyer pursuant to this Agreement and identified as a “2024 XLR Aircraft” in Schedule 1 hereto, including the A321 XLR Airframe and all components, equipment, parts and accessories installed in or on such aircraft and the applicable A321 XLR Propulsion System installed thereon upon Delivery. As of the date of Amendment No. 16 there are no 2024 XLR Aircraft listed on Schedule 1.

A320 NEO Aircraft - any or all of the A320-200N model aircraft sold by the Seller and purchased by the Buyer pursuant to this Agreement and identified as a “A320 NEO Aircraft” in Schedule 1 hereto, including the A320 NEO Airframe and all components, equipment, parts and accessories installed in or on such aircraft and the applicable A320 NEO Propulsion System installed thereon upon Delivery.

A320 NEO Group 1 Aircraft – any or all of the A320 NEO Aircraft for which the Buyer has selected a Propulsion System manufactured by CFM pursuant to Clause 2.4.

A320 NEO Group 2 Aircraft – any or all of the A320 NEO Aircraft for with the Buyer has selected a Propulsion System manufactured by P&W pursuant to Clause 2.4.

A320 NEO Group 3 Aircraft – any or all of the 2024 A320 NEO Aircraft for which the Buyer has selected a Propulsion System manufactured by CFM pursuant to Clause 2.4.

A320 NEO Group 3 Airframe – any A320 NEO Group 3 Aircraft, excluding the A320 NEO Propulsion System therefor.

A320 NEO Group 4 Aircraft – any or all of the 2024 A320 NEO Aircraft for which the Buyer has selected a Propulsion System manufactured by P&W pursuant to Clause 2.4.

A320 NEO Group 4 Airframe – any A320 NEO Group 4 Aircraft, excluding the A320 NEO Propulsion System therefor.

A320 Standard Specification – [****]

A321 NEO Aircraft – any or all of the A321-200NX model aircraft sold by the Seller and purchased by the Buyer pursuant to this Agreement and identified as a “A321 NEO Aircraft” in Schedule 1 hereto, including the A321 NEO Airframe and all components, equipment, parts and accessories installed in or on such aircraft and the applicable A321 NEO Propulsion System installed thereon upon Delivery.

A321 NEO Group 1 Aircraft – any or all of the A321 NEO Aircraft for which the Buyer has selected a Propulsion System manufactured by CFM pursuant to Clause 2.4.

A321 NEO Group 2 Aircraft – any or all of the A321 NEO Aircraft for which the Buyer has selected a Propulsion System manufactured by P&W pursuant to Clause 2.4.

CT1001520_AMD 16_AAL_A320 PA	Page 4
EXECUTION

A321 NEO Group 3 Aircraft – any or all of the 2024 A321 NEO Aircraft for which the Buyer has selected a Propulsion System manufactured by CFM pursuant to Clause 2.4.

A321 NEO Group 3 Airframe – any A321 NEO Group 3 Aircraft, excluding the A321 NEO Propulsion System therefor.

A321 NEO Group 4 Aircraft – any or all of the 2024 A321 NEO Aircraft for which the Buyer has selected a Propulsion System manufactured by P&W pursuant to Clause 2.4.

A321 NEO Group 4 Airframe – any A321 NEO Group 4 Aircraft, excluding the A321 NEO Propulsion System therefor.

A321 Standard Specification – [****]

A321 XLR Aircraft – any or all of the A321-200NY model aircraft sold by the Seller and purchased by the Buyer pursuant to this Agreement and identified as an “A321 XLR Aircraft” in Schedule 1 hereto, including the A321 XLR Airframe and all components, equipment, parts and accessories installed in or on such aircraft and the applicable A321 XLR Propulsion System installed thereon upon Delivery.

A321 XLR Group 1 Aircraft – any or all of the A321 XLR Aircraft, other than the A321 XLR Group 3 Aircraft, for which the Buyer has selected a Propulsion System manufactured by CFM pursuant to Clause 2.4.

A321 XLR Group 2 Aircraft – any or all of the A321 XLR Aircraft other than the A321 XLR Group 4 Aircraft for which the Buyer has selected a Propulsion System manufactured by P&W pursuant to Clause 2.4.

A321 XLR Group 3 Aircraft – any or all of the 2024 XLR Aircraft for which the Buyer has selected a Propulsion System manufactured by CFM pursuant to Clause 2.4.

A321 XLR Group 3 Airframe – any A321 XLR Group 3 Aircraft, excluding the A321 XLR Propulsion System therefor.

A321 XLR Group 4 Aircraft – any or all of the 2024 XLR Aircraft for which the Buyer has selected a Propulsion System manufactured by P&W pursuant to Clause 2.4.

A321 XLR Group 4 Airframe – any A321 XLR Group 4 Aircraft, excluding the A321 XLR Propulsion System therefor.

A321 XLR Standard Specification – [****]

[****]

[****]

Aircraft – any or all of the one hundred thirty (130) firm A320 Family Aircraft, the [****] firm A320 Family NEO Aircraft, the [****] firm A321 XLR Aircraft and the eighty-five (85) firm 2024 A320 Family NEO Aircraft, for which the delivery schedule is set forth in Schedule I as of the date of Amendment No. 16 and any other A320 Family Aircraft, A320 Family NEO Aircraft, A321 XLR Aircraft, 2024 A320 NEO Aircraft, 2024 A321 NEO Aircraft and 2024 XLR Aircraft

CT1001520_AMD 16_AAL_A320 PA	Page 5
EXECUTION

to be sold by the Seller and purchased by the Buyer (or, in the case of the A320 Family Aircraft, leased by the Buyer from the Lessor) pursuant to this Agreement, including the Airframe and all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion System installed thereon upon Delivery.

[****]

Base Price of the A320 NEO Group 3 Airframe – as defined in Clause 3.1.1.8.

Base Price of the A320 NEO Group 4 Airframe – as defined in Clause 3.1.1.9.

Base Price of the A321 NEO Group 1 Airframe – as defined in Clause 3.1.1.10.

Base Price of the A321 NEO Group 2 Airframe – as defined in Clause 3.1.1.11.

Base Price of the A321 NEO Group 3 Airframe – as defined in Clause 3.1.1.12.

Base Price of the A321 NEO Group 4 Airframe – as defined in Clause 3.1.1.13.

Base Price of the A321 XLR Group 1 Airframe – as defined in Clause 3.1.1.14.

Base Price of the A321 XLR Group 2 Airframe – as defined in Clause 3.1.1.15.

Base Price of the A321 XLR Group 3 Airframe – as defined in Clause 3.1.1.16.

Base Price of the A321 XLR Group 4 Airframe – as defined in Clause 3.1.1.17.

Base Price of the Airframe – the Base Price of the A319 Airframe, the Base Price of the A320 Airframe, the Base Price of the A321 Airframe, the Base Price of the A319 NEO Group 1 Airframe, the Base Price of the A319 NEO Group 2 Airframe, the Base Price of the A320 NEO Group 1 Airframe, the Base Price of the A320 NEO Group 2 Airframe, the Base Price of the A320 NEO Group 3 Airframe, the Base Price of the A320 NEO Group 4 Airframe, the Base Price of the A321 NEO Group 1 Airframe, the Base Price of the A321 NEO Group 2 Airframe, the Base Price of the A321 NEO Group 3 Airframe, the Base Price of the A321 NEO Group 4 Airframe, the Base Price of the A321 XLR Group 1 Airframe, the Base Price of the A321 XLR Group 2 Airframe, the Base Price of the A321 XLR Group 3 Airframe and the Base Price of the A321 XLR Group 4 Airframe, as applicable.

Master Charge Engine – the [****], whose pricing conditions are set forth in the following Clauses of the Agreement:

in respect of the A319 NEO Group 1 Aircraft, as set forth in Clause 3.1.1.4(iii);
in respect of the A320 NEO Group 1 Aircraft, as set forth in Clause 3.1.1.6(iii);
in respect of the A320 NEO Group 3 Aircraft, as set forth in Clause 3.1.1.8(iii);
in respect of the A321 NEO Group 1 Aircraft, as set forth in Clause 3.1.1.10(iii);
in respect of the A321 NEO Group 3 Aircraft, as set forth in Clause 3.1.1.12(iii);
in respect of the A321 XLR Group 1 Aircraft, as set forth in Clause 3.1.1.14(iv); and
in respect of the A321 XLR Group 3 Aircraft, as set forth in Clause 3.1.1.16(iv).

CT1001520_AMD 16_AAL_A320 PA	Page 6
EXECUTION

Purchase Aircraft – any or all of the one hundred seventy-nine (179) firm A320 Family NEO Aircraft and forty (40) firm A321 XLR Aircraft for which the delivery schedule is set forth in Schedule I as of the date of Amendment No. 16 to be sold by the Seller and purchased by the Buyer pursuant to this Agreement.

P&W or Pratt & Whitney – International Aero Engines, LLC

[****]

[****]

[****]

UNQUOTE

2.2    Clause 0 of the Agreement is further amended by deleting the definitions of LIBOR, A321 XLR Package and A321 XLR Specification Freeze in their entirety.

3.    DELIVERY

3.1    Each of the following [****]:

[****]	[****]	[****]	Original Scheduled Delivery Quarter	Revised Scheduled Delivery
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]

3.2    Each of the following[****] Aircraft is [****] as follows:

[****]	Aircraft Type	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]

CT1001520_AMD 16_AAL_A320 PA	Page 7
EXECUTION

[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]

3.3    Each of the following A321 NEO Aircraft is [****] as follows:

[****]	Aircraft Type	[****]	[****]
[****]	A321 NEO Aircraft	[****]	[****]
[****]	A321 NEO Aircraft	[****]	[****]
[****]	A321 NEO Aircraft	[****]	[****]
[****]	A321 NEO Aircraft	[****]	[****]
[****]	A321 NEO Aircraft	[****]	[****]
[****]	A321 NEO Aircraft	[****]	[****]
[****]	A321 NEO Aircraft	[****]	[****]

CT1001520_AMD 16_AAL_A320 PA	Page 8
EXECUTION

[****]	A321 NEO Aircraft	[****]	[****]
[****]	A321 NEO Aircraft	[****]	[****]
[****]	A321 NEO Aircraft	[****]	[****]
[****]	A321 NEO Aircraft	[****]	[****]
[****]	A321 NEO Aircraft	[****]	[****]
[****]	A321 NEO Aircraft	[****]	[****]
[****]	A321 NEO Aircraft	[****]	[****]

3.4    Notwithstanding anything to the contrary in the Agreement, the Buyer and the Seller hereby agree that the [****] that, [****], [****] seventeen (17) [****] 2024 A321 NEO Aircraft:

Aircraft [****]	Aircraft Type	[****]	Scheduled Delivery Quarter
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]

3.5    Notwithstanding anything to the contrary in this Agreement, the Buyer and the Seller hereby agree that the [****], [****], [****] thirty-five (35) [****] 2024 A321 NEO Aircraft:

Aircraft [****]	Aircraft Type	[****]	Scheduled Delivery Quarter
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]

CT1001520_AMD 16_AAL_A320 PA	Page 9
EXECUTION

[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]

3.6    The Buyer and the Seller hereby agree that, in addition to (x) the aircraft on order immediately prior to the date hereof and (y) the aircraft being ordered pursuant to Clause 3.5 above, the Seller shall manufacture and sell, and the Buyer shall purchase, thirty-three (33) 2024 A321 NEO Aircraft:

Aircraft [****]	Aircraft Type	[****]	Scheduled Delivery Quarter
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]

CT1001520_AMD 16_AAL_A320 PA	Page 10
EXECUTION

[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]
[****]	2024 A321 NEO Aircraft	[****]	[****]

3.7    Schedule 1 to the Agreement is amended and restated to read in its entirety as set forth in the Third Amended and Restated Schedule 1 attached hereto as Exhibit 1.

3.8    The [****] by the Seller for each of the seventeen (17) [****] Aircraft [****]2024 A321 NEO Aircraft pursuant to Paragraph 3.4 above shall be [****] for such Aircraft pursuant to Clause 5.3 of the Agreement.

    The [****] by the Seller for each of the thirty-five (35) [****] Aircraft [****] 2024 A321 NEO Aircraft pursuant to Paragraph 3.5 above shall be [****] for such Aircraft pursuant to Clause 5.3 of the Agreement.

4.     SPECIFICATION

4.1    Clause 2.1.2 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

2.1.2    A321 XLR Aircraft

2.1.2.1    INTENTIONALLY LEFT BLANK

2.1.2.2    INTENTIONALLY LEFT BLANK

2.1.2.3    In addition to the A321 XLR Standard Specification, [****]:

(i)[****];

CT1001520_AMD 16_AAL_A320 PA	Page 11
EXECUTION

(ii)    [****];

(iii)    [****];

(iv)    [****];

(v)    [****]; and

(vi)    [****].

UNQUOTE

4.2    Clause 2.4.8 of the Agreement is deleted in its entirety and replaced with the following:

    QUOTE

    2.4.8    Each A321 XLR Airframe will be equipped with a set of two CFM International LEAP-1A32X, LEAP-1A33X or LEAP-1A33B2X engines or Pratt & Whitney PW 1133GR-JM engines (such set, upon selection, an “A321 XLR Propulsion System”).

    UNQUOTE

4.3    The following Clause 2.4.10 is added to the Agreement:

QUOTE

2.4.10    The Buyer will notify the Seller of its choice of [****].

UNQUOTE

5.     PRICE

5.1    Clause 3.1.1 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

3.1.1Base Price of the Airframe

3.1.1.1Base Price of the A319 Airframe

The “Base Price of the A319 Airframe” is the sum of the following base prices:

(i)    the base price of the A319 Airframe as defined in the A319 Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers, is:
US$ [****]

(US dollars – [****]) and

(ii)    the sum of the base prices of any and all SCNs set forth in Exhibit A-2 is:

CT1001520_AMD 16_AAL_A320 PA	Page 12
EXECUTION

US$ [****]

(US dollars – [****]).

The Base Price of the A319 Airframe has been established in accordance with the average economic conditions prevailing in [****] (the “A320 Family Base Period”).

3.1.1.2Base Price of the A320 Airframe

The “Base Price of the A320 Airframe” is the sum of the following base prices:

(i)    the base price of the A320 Airframe as defined in the A320 Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers, is:

US$ [****]

(US dollars – [****]) and

(ii)    the sum of the base prices of any and all SCNs set forth in Exhibit A-3 is:

US$ [****]

(US dollars – [****]).

The Base Price of the A320 Airframe has been established in accordance with the average economic conditions prevailing in the A320 Family Base Period.

3.1.1.3Base Price of the A321 Airframe

The “Base Price of the A321 Airframe” is the sum of the following base prices:

(i)    the base price of the A321 Airframe as defined in the A321 Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers, is:

US$ [****]

(US dollars – [****]) and

(ii)    the sum of the base prices of any and all SCNs set forth in Exhibit A-4 is:

US$ [****]

(US dollars – [****]).

The Base Price of the A321 Airframe has been established in accordance with the average economic conditions prevailing in the A320 Family Base Period.

3.1.1.4    Base Price of the A319 NEO Group 1 Airframe

CT1001520_AMD 16_AAL_A320 PA	Page 13
EXECUTION

The “Base Price of the A319 NEO Group 1 Airframe” is the sum of the following base prices:

(i)    the base price of the A319 NEO Airframe as defined in the A319 Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers, which is:

US$ [****]

(US dollars – [****]) and

(ii)    the sum of the base prices of any and all SCNs set forth in Exhibit A-5, which is:

US$ [****]

(US dollars – [****]) and

(iii)        the base price of the Master Charge Engine, which is:

US$ [****]

(US dollars – [****]).

The Base Price of the A319 NEO Group 1 Airframe has been established in accordance with the average economic conditions prevailing in [****] (the “A320 Family NEO Base Period”).

3.1.1.5    Base Price of the A319 NEO Group 2 Airframe

The “Base Price of the A319 NEO Group 2 Airframe” is the sum of the following base prices:

(i)    the base price of the A319 NEO Airframe as defined in the A319 Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers, which is:

US$ [****]

(US dollars – [****]) and

(ii)    the sum of the base prices of any and all SCNs set forth in Exhibit A-5, which is:

US$ [****]

(US dollars – [****]).

The Base Price of the A319 NEO Group 2 Airframe has been established in accordance with the average economic conditions prevailing in the A320 Family NEO Base Period.

3.1.1.6    Base Price of the A320 NEO Group 1 Airframe

CT1001520_AMD 16_AAL_A320 PA	Page 14
EXECUTION

The “Base Price of the A320 NEO Group 1 Airframe” is the sum of the following base prices:

(i)    the base price of the A320 NEO Airframe as defined in the A320 Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers, which is:

US$ [****]

(US dollars – [****]) and

(ii)    the sum of the base prices of any and all SCNs set forth in Exhibit A-6, which is:

US$ [****]

(US dollars – [****]) and

(iii)    the base price of the Master Charge Engine, which is:

US$ [****]

(US dollars – [****]).

The Base Price of the A320 NEO Group 1 Airframe has been established in accordance with the average economic conditions prevailing in the A320 Family NEO Base Period.

3.1.1.7    Base Price of the A320 NEO Group 2 Airframe

The “Base Price of the A320 NEO Group 2 Airframe” is the sum of the following base prices:

(i)    the base price of the A320 NEO Airframe as defined in the A320 Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers, which is:

US$ [****]

(US dollars – [****]) and

(ii)    the sum of the base prices of any and all SCNs set forth in Exhibit A-6, which is:

US$ [****]

(US dollars – [****]).

The Base Price of the A320 NEO Group 2 Airframe has been established in accordance with the average economic conditions prevailing in the A320 Family NEO Base Period.

CT1001520_AMD 16_AAL_A320 PA	Page 15
EXECUTION

3.1.1.8    Base Price of the A320 NEO Group 3 Airframe

The “Base Price of the A320 NEO Group 3 Airframe” is the sum of the following base prices:

(i)    the base price of the A320 NEO Airframe as defined in the A320 Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers, which is:

US$ [****]

(US dollars – [****]) and

(ii)    the sum of the base prices of any and all SCNs set forth in Exhibit A-10, which is:

US$ [****]

(US dollars – [****]) and

(iii)        the base price of the Master Charge Engine, which is:

US$ [****]

(US dollars – [****]).

The Base Price of the A320 NEO Group 3 Airframe has been established in accordance with the average economic conditions prevailing in [****] (the “2024 A320 Family NEO Base Period”).

3.1.1.9    Base Price of the A320 NEO Group 4 Airframe

The “Base Price of the A320 NEO Group 4 Airframe” is the sum of the following base prices:

(i)    the base price of the A320 NEO Airframe as defined in the A320 Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers, which is:

US$ [****]

(US dollars – [****]) and

(ii)    the sum of the base prices of any and all SCNs set forth in Exhibit A-10, which is:

US$ [****]

(US dollars – [****]).

The Base Price of the A320 NEO Group 4 Airframe has been established in accordance with the 2024 A320 Family NEO Base Period.

CT1001520_AMD 16_AAL_A320 PA	Page 16
EXECUTION

3.1.1.10 Base Price of the A321 NEO Group 1 Airframe

The “Base Price of the A321 NEO Group 1 Airframe” is the sum of the following base prices:

(i)    the base price of the A321 NEO Airframe as defined in the A321 Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers, which is:

US$ [****]

(US dollars – [****]) and

(ii)    the sum of the base prices of any and all SCNs set forth in Exhibit A-7, which is:

US$ [****]

(US dollars – [****]) and
(iii)     the base price of the Master Charge Engine, which is:

US$ [****]

(US dollars – [****]) and

(iv)    in the event the Buyer selects the LEAP-1A33B2 as the A321 NEO Propulsion System pursuant to Clause 2.4 hereof, the base price of the airframe SCN related thereto, which is:

US$ [****]

(US dollars – [****]).

The Base Price of the A321 NEO Group 1 Airframe has been established in accordance with the average economic conditions prevailing in the A320 Family NEO Base Period.

3.1.1.11    Base Price of the A321 NEO Group 2 Airframe

The “Base Price of the A321 NEO Group 2 Airframe” is the sum of the following base prices:

(i)    the base price of the A321 NEO Airframe as defined in the A321 Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers, which is:

US$ [****]

(US dollars – [****]) and

(ii)    the sum of the base prices of any and all SCNs set forth in Exhibit A-7, which is:

CT1001520_AMD 16_AAL_A320 PA	Page 17
EXECUTION

US$ [****]

(US dollars – [****])

The Base Price of the A321 NEO Group 2 Airframe has been established in accordance with the average economic conditions prevailing in the A320 Family NEO Base Period.

3.1.1.12 Base Price of the A321 NEO Group 3 Airframe

The “Base Price of the A321 NEO Group 3 Airframe” is the sum of the following base prices:

(i)    the base price of the A321 NEO Airframe as defined in the A321 Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers, which is:

US$ [****]

(US dollars – [****]) and

(ii)    the sum of the base prices of any and all SCNs set forth in Exhibit A-11, which is:

US$ [****]

(US dollars – [****]) and

(iii)     the base price of the Master Charge Engine, which is:

US$ [****]

(US dollars – [****]) and

(iv)    in the event the Buyer selects the LEAP-1A33B2 as the A321 NEO Propulsion System pursuant to Clause 2.4 hereof, the base price of the airframe SCN related thereto, which is:

US$ [****]

(US dollars – [****]).

The Base Price of the A321 NEO Group 3 Airframe has been established in accordance with the average economic conditions prevailing in the 2024 A320 Family NEO Base Period.

3.1.1.13    Base Price of the A321 NEO Group 4 Airframe

The “Base Price of the A321 NEO Group 4 Airframe” is the sum of the following base prices:

CT1001520_AMD 16_AAL_A320 PA	Page 18
EXECUTION

(i)    the base price of the A321 NEO Airframe as defined in the A321 Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers, which is:

US$ [****]

(US dollars – [****]) and

(ii)    the sum of the base prices of any and all SCNs set forth in Exhibit A-11, which is:

US$ [****]

(US dollars – [****]) and

The Base Price of the A321 NEO Group 4 Airframe has been established in accordance with the average economic conditions prevailing in the 2024 A320 Family NEO Base Period.

3.1.1.14 Base Price of the A321 XLR Group 1 Airframe

The “Base Price of the A321 XLR Group 1 Airframe” is the sum of the following base prices:

(i)    the base price of the A321 XLR Airframe as defined in the A321 XLR Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers, and [****], which is:

US$ [****]

(US dollars – [****]) and

(ii)    the base price of the [****] SCN, if selected by the Buyer, which is:

US$ [****]

(US dollars – [****]) and

(iii)        the sum of the base prices of any and all SCNs set forth in Exhibit A-8, which is:

US$ [****]

(US dollars – [****]) and
(iv)     the base price of the Master Charge Engine, which is:

US$ [****]

(US dollars – [****]) and

CT1001520_AMD 16_AAL_A320 PA	Page 19
EXECUTION

(v)    in the event the Buyer selects the LEAP-1A33B2X as the A321 XLR Propulsion System pursuant to Clause 2.4 hereof, the base price of the airframe SCN related thereto, which is:

US$ [****]

(US dollars – [****]).

The Base Price of the A321 XLR Group 1 Airframe has been established in accordance with the average economic conditions prevailing in the A320 Family NEO Base Period.

3.1.1.15 Base Price of the A321 XLR Group 2 Airframe

The “Base Price of the A321 XLR Group 2 Airframe” is the sum of the following base prices:

(i)    the base price of the A321 XLR Airframe as defined in the A321 XLR Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers, and [****], which is:

US$ [****]

(US dollars – [****]) and

(ii)    the base price of the [****] SCN, if selected by the Buyer, which is:

US$ [****]

(US dollars – [****]) and

(iii)        the sum of the base prices of any and all SCNs set forth in Exhibit A-8, which is:

US$ [****]

(US dollars – [****])

The Base Price of the A321 XLR Group 2 Airframe has been established in accordance with the average economic conditions prevailing in the A320 Family NEO Base Period.

3.1.1.16 Base Price of the A321 XLR Group 3 Airframe

The “Base Price of the A321 XLR Group 3 Airframe” is the sum of the following base prices:

(i)    the base price of the A321 XLR Airframe as defined in the A321 XLR Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers, and [****], which is:

CT1001520_AMD 16_AAL_A320 PA	Page 20
EXECUTION

US$ [****]

(US dollars – [****]) and

(ii)    the base price of the [****] SCN, if selected by the Buyer, which is:

US$ [****]

(US dollars – [****]) and

(iii)        the sum of the base prices of any and all SCNs set forth in Exhibit A-13, which is:

US$ [****]

(US dollars – [****]) and
(iv)     the base price of the Master Charge Engine, which is:

US$ [****]

(US dollars – [****]) and

(v)    in the event the Buyer selects the LEAP-1A33B2X as the A321 XLR Propulsion System pursuant to Clause 2.4 hereof, the base price of the airframe SCN related thereto, which is:

US$ [****]

(US dollars – [****]).

The Base Price of the A321 XLR Group 3 Airframe has been established in accordance with the average economic conditions prevailing in the 2024 A320 Family NEO Base Period.

3.1.1.17 Base Price of the A321 XLR Group 4 Airframe

The “Base Price of the A321 XLR Group 4 Airframe” is the sum of the following base prices:

(i)the base price of the A321 XLR Airframe as defined in the A321 XLR Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers, and [****], which is:

US$ [****]

(US dollars – [****]) and

(ii)    the base price of the [****] SCN, if selected by the Buyer, which is:

US$ [****]

CT1001520_AMD 16_AAL_A320 PA	Page 21
EXECUTION

(US dollars – [****]) and

(iii)        the sum of the base prices of any and all SCNs set forth in Exhibit A-13, which is:

US$ [****]

(US dollars – [****]).
The Base Price of the A321 XLR Group 4 Airframe has been established in accordance with the average economic conditions prevailing in the 2024 A320 Family NEO Base Period.

UNQUOTE

5.2    Clauses 3.1.2.8 to 3.1.2.14 of the Agreement are deleted in their entirety and replaced with the following;

QUOTE

3.1.2.8    The base price (the “Engine H Base Price”) of a set of two (2) CFM International LEAP-1A26 engines is:

For the A319 NEO Group 1 Aircraft and the A320 NEO Group 1 Aircraft: US$ [****] (US dollars – [****]); and

For the A320 NEO Group 3 Aircraft: US$ [****] (US dollars – [****]).

Said base prices have been established in accordance with the delivery conditions prevailing in [****] and have been calculated from the reference price (the “Engine H Reference Price”) indicated by the Propulsion System Manufacturer of US$ [****] (US dollars – [****]).

3.1.2.9    The base price (the “Engine I Base Price”) of a set of two (2) CFM International LEAP-1A32 engines and LEAP-1A32X engines is:

For the A321 NEO Group 1 Aircraft or A321 XLR Group 1 Aircraft, as applicable: US$ [****] (US dollars – [****]); and

For the A321 NEO Group 3 Aircraft or A321 XLR Group 3 Aircraft, as applicable: US$ [****] (US dollars – [****]).

Said base prices have been established in accordance with the delivery conditions prevailing in [****] and have been calculated from the reference price (the “Engine I Reference Price”) indicated by the Propulsion System Manufacturer of US$ [****] (US dollar [****]).

3.1.2.10    The base price (the “Engine J Base Price”) of a set of two (2) Pratt & Whitney PW1124G-JM engines is:

CT1001520_AMD 16_AAL_A320 PA	Page 22
EXECUTION

For the A319 NEO Group 2 Aircraft: US$ [****] (US dollars – [****]).

Said base price has been established in accordance with the delivery conditions prevailing in [****] and has been calculated from the reference price (the “Engine J Reference Price”) indicated by the Propulsion System Manufacturer of US$ [****] (US dollars – [****]).

3.1.2.11    The base price (the “Engine K Base Price”) of a set of two (2) Pratt & Whitney PW1127G-JM engines is:

For the A319 NEO Group 2 Aircraft and A320 NEO Group 2 Aircraft: US$ [****] (US dollars – [****]); and

For the A320 NEO Group 4 Aircraft: US$ [****] (US dollars – [****])

Said base prices have been established in accordance with the delivery conditions prevailing in [****] and have been calculated from the reference price (the “Engine K Reference Price”) indicated by the Propulsion System Manufacturer of US$ [****] (US [****]).

3.1.2.12    The base price (the “Engine L Base Price”) of a set of two (2) Pratt & Whitney PW1133G-JM engines and PW1133GR-JM engines is:

For the A321 NEO Group 2 Aircraft and A321 XLR Group 2 Aircraft, as applicable: US$ [****] (US dollars – [****]); and

For the A321 NEO Group 4 Aircraft and A321 XLR Group 4 Aircraft, as applicable: US$ [****] (US dollars – [****]).

Said base prices have been established in accordance with the delivery conditions prevailing in [****] and have been calculated from the reference price (the “Engine L Reference Price”) indicated by the Propulsion System Manufacturer of US$ [****] (US dollars – [****]).

3.1.2.13 The base price (the “Engine M Base Price”) of a set of two (2) CFM International LEAP –1A33 engines and LEAP-1A33X engines is:

For the A321 NEO Group 1 Aircraft and A321 XLR Group 1 Aircraft, as applicable: US$ [****] (US dollars [****]); and

For the A321 NEO Group 3 Aircraft and A321 XLR Group 3 Aircraft, as applicable: US$ [****] (US dollars [****]).

Said base prices have been established in accordance with the delivery conditions prevailing in [****] and have been calculated from the reference price (the “Engine M Reference Price”) indicated by the Propulsion System Manufacturer of US$ [****] (US dollars [****]).

3.1.2.14    The base price (the “Engine N Base Price”) of a set of two (2) CFM International LEAP –1A33B2 engines and LEAP-1A33B2X engines is:

CT1001520_AMD 16_AAL_A320 PA	Page 23
EXECUTION

For the A321 NEO Group 1 Aircraft and A321 XLR Group 1 Aircraft, as applicable: US$ [****] (US dollars [****])

For the A321 NEO Group 3 Aircraft and A321 XLR Group 3 Aircraft, as applicable: US$ [****] (US dollars [****]).

Said base prices have been established in accordance with the delivery conditions prevailing in [****] and has been calculated from the reference price (the “Engine N Reference Price”) indicated by the Propulsion System Manufacturer of US$ [****] (US dollars [****]).

UNQUOTE

6.    PAYMENT TERMS

6.1    Clause 5.8 of the Agreement is deleted in its entirety and replaced with the following:

QUOTE

5.8    Overdue Payments

If any [****] under this Agreement is [****] by [****] to which [****], [****] will have the [****], and the [****], to be [****]. The [****].

UNQUOTE

7.    INEXCUSABLE DELAY

    Clause 11.1 of the Agreement is deleted in its entirety and replaced with the following:

QUOTE

11.1     [****]

Should an Aircraft not be Ready for Delivery within:

(i)    [****]; or

(ii)    [****];

[****]:

(A)     [****],

(B)     [****],

(C)     [****],

(D)     [****],

(E)     [****],

CT1001520_AMD 16_AAL_A320 PA	Page 24
EXECUTION

(F)     [****],

(G)     [****], and

(H)     [****], and

(I)     [****]:

(i)    If the Seller notifies the Buyer in writing pursuant to Clauses 11 and 22.2 of [****]; or

(ii)    If the Seller either [****].

(iii)    If the Seller provides the Buyer [****];

(b)    for the first [****];

(c)    for any subsequent [****]; and

(d)    [****].

[****].

If an Inexcusable Delay occurs with respect to any Aircraft:

(i)    the Seller will notify the Buyer in writing of such Inexcusable Delay as soon as practicable after becoming aware of the same; and

(ii)     the Seller will, as soon as is practicable after the removal of the cause of such delay, resume performance of its obligations under this Agreement and in particular will notify the Buyer of the revised Scheduled Delivery Month or Scheduled Delivery Quarter, [****].

UNQUOTE

8.     PERFORMANCE GUARANTEE MATTERS

8.1    Letter Agreement No. 11M, dated June 19, 2019, between the Buyer and the Seller is hereby amended by replacing each reference to “[****]” with “[****]”

8.2    Letter Agreement No. 11N, dated June 19, 2019, between the Buyer and the Seller is hereby amended by replacing each reference to “[****]” with “[****]”.

9.     A321XLR PROGRAM [****]

9.1    Paragraph 1.1(d) of Letter Agreement No. 18, dated June 19, 2019 (“LA 18”), is amended by replacing “[****]” with “ [****]”.

9.2    Paragraph 2.1.2 of LA 18 is amended by replacing “[****]” with “[****]”.

CT1001520_AMD 16_AAL_A320 PA	Page 25
EXECUTION

9.3    Paragraphs 2.1.2(v), 2.1.3(iii) and 2.1.5(iii) of LA 18 are each amended by replacing “[****]” with “[****]”.

9.4    Paragraph 2.1.6(iii) of LA 18 is amended by replacing “[****]” with “[****]”.

10.     SUPPORT MATTERS

    Clause 14.6 of the Agreement is deleted in its entirety and replaced with the following:

QUOTE

14.6    Revision Service

For each firmly ordered Aircraft covered under this Agreement, revision service for the Technical Data will be provided free of charge for the duration of the “Revision Service Period”, as follows:

(i)With respect to each [****];

(ii)With respect to each of the [****];

(iii)With respect to each of the [****];

Thereafter revision service will be provided in accordance with the terms and conditions set forth in the Seller’s then current Customer Services Catalog.

UNQUOTE

11.     MISCELLANEOUS SUPPORT MATTER

11.1    Paragraph 5 and Paragraph 6 of Letter Agreement No. 10 are deleted in their entirety and replaced with the following:

    QUOTE

    5    SELLER PARTS [****]

5.1    For each Aircraft delivered pursuant to the Agreement, the Seller will [****]

(i)[****]

(ii)[****]; or

(iii)[****].

5.2    [****]

5.3    [****]

6    FLIGHT CREW TRAINING [****]

CT1001520_AMD 16_AAL_A320 PA	Page 26
EXECUTION

6.1    Pursuant to Paragraph 1.1 of Appendix A to Clause 16 of the Agreement, the Seller will provide flight crew training (standard transition course) [****]

(i)[****];

(ii)[****]; or

(iii)[****]).

6.2    [****]

6.3    [****]

11.2    For [****].

12.     EXHIBITS

12.1    Exhibit A-1 to the Agreement is deleted in its entirety and replaced with Exhibit A-1 attached as Exhibit 2 hereto.

12.2    Exhibit 3 to this Amendment No. 16 is hereby added to the Agreement as Exhibit A-10, A-11, A-12, A-13 and A-14 thereto.

12.3    Exhibit 4 to this Amendment No. 16 is hereby added to the Agreement as Exhibit C-6 thereto.

13.    [****]

[****]:

[****]

[****].

14.    AGREEMENT

Any reference to “Agreement” in the original Agreement dated as of July 20, 2011, shall mean a reference to such Agreement as amended, modified or supplemented from time to time.

Any reference in the Agreement to a Letter Agreement that was amended and restated as of the date hereof shall be deemed a reference to such Letter Agreement, as amended and restated.

15.    ASSIGNMENT AND CONFIDENTIALITY

This Amendment is subject to the provisions of Clauses 21 and 22.11 of the Agreement.

16.    COUNTERPARTS

This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered (including counterparts delivered by e-mail or facsimile) will be an original, but all such counterparts will together constitute but one and the same instrument.

CT1001520_AMD 16_AAL_A320 PA	Page 27
EXECUTION

IN WITNESS WHEREOF, the Buyer and the Seller executed and delivered this Amendment by their respective officers thereunto duly authorized as of the day and year first above written.

AIRBUS S.A.S.

By:    /s/ Airbus S.A.S.___________________
Name: Airbus S.A.S.
    Title: Executive Vice President
     Commercial Transactions

AMERICAN AIRLINES, INC.

By:    /s/ American Airlines, Inc. ___________
    Name: American Airlines, Inc.
Title: Sr. Vice President and Treasurer

CT1001520_AMD 16_AAL_A320 PA

EXHIBIT 1 to AMENDMENT NO. 16
SCHEDULE I to the Agreement

Aircraft [****]	Type	Scheduled Delivery Month/Year or Scheduled Delivery Quarter/Year	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]

CT1001520_AMD 16_AAL_A320 PA	Page 29
EXECUTION

EXHIBIT 1 to AMENDMENT NO. 16

Aircraft [****]	Type	Scheduled Delivery Month/Year or Scheduled Delivery Quarter/Year	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]

CT1001520_AMD 16_AAL_A320 PA	Page 30
EXECUTION

EXHIBIT 1 to AMENDMENT NO. 16

Aircraft [****]	Type	Scheduled Delivery Month/Year or Scheduled Delivery Quarter/Year	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]

CT1001520_AMD 16_AAL_A320 PA	Page 31
EXECUTION

EXHIBIT 1 to AMENDMENT NO. 16

Aircraft [****]	Type	Scheduled Delivery Month/Year or Scheduled Delivery Quarter/Year	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]

CT1001520_AMD 16_AAL_A320 PA	Page 32
EXECUTION

EXHIBIT 1 to AMENDMENT NO. 16

Aircraft [****]	Type	Scheduled Delivery Month/Year or Scheduled Delivery Quarter/Year	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]

CT1001520_AMD 16_AAL_A320 PA	Page 33
EXECUTION

EXHIBIT 1 to AMENDMENT NO. 16

Aircraft [****]	Type	Scheduled Delivery Month/Year or Scheduled Delivery Quarter/Year	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]

CT1001520_AMD 16_AAL_A320 PA	Page 34
EXECUTION

EXHIBIT 1 to AMENDMENT NO. 16

Aircraft [****]	Type	Scheduled Delivery Month/Year or Scheduled Delivery Quarter/Year	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]

CT1001520_AMD 16_AAL_A320 PA	Page 35
EXECUTION

EXHIBIT 1 to AMENDMENT NO. 16

Aircraft [****]	Type	Scheduled Delivery Month/Year or Scheduled Delivery Quarter/Year	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]

CT1001520_AMD 16_AAL_A320 PA	Page 36
EXECUTION

EXHIBIT 1 to AMENDMENT NO. 16

Aircraft [****]	Type	Scheduled Delivery Month/Year or Scheduled Delivery Quarter/Year	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]

CT1001520_AMD 16_AAL_A320 PA	Page 37
EXECUTION

EXHIBIT 1 to AMENDMENT NO. 16

Aircraft [****]	Type	Scheduled Delivery Month/Year or Scheduled Delivery Quarter/Year	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]

CT1001520_AMD 16_AAL_A320 PA	Page 38
EXECUTION

EXHIBIT 1 to AMENDMENT NO. 16

Aircraft [****]	Type	Scheduled Delivery Month/Year or Scheduled Delivery Quarter/Year	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]

CT1001520_AMD 16_AAL_A320 PA	Page 39
EXECUTION

EXHIBIT 2 to AMENDMENT NO. 16
EXHIBIT A-1 to the Agreement

STANDARD SPECIFICATIONS

A319 STANDARD SPECIFICATION

The A319 Standard Specification, as applicable to A319 Aircraft, is contained in a separate folder.

The A319 Standard Specification, as applicable to A319 NEO Aircraft, is contained in a separate folder.

A320 STANDARD SPECIFICATION

The A320 Standard Specification, as applicable to A320 Aircraft, is contained in a separate folder.

The A320 Standard Specification, as applicable to A320 NEO Aircraft, is contained in a separate folder.

The A320 Standard Specification, as applicable to 2024 A320 NEO Aircraft, is contained in a separate folder.

A321 STANDARD SPECIFICATION

The A321 Standard Specification, as applicable to A321 Aircraft, is contained in a separate folder.

The A321 Standard Specification, as applicable to A321 NEO Aircraft, is contained in a separate folder.

The A321 Standard Specification, as applicable to 2024 A321 NEO Aircraft, is contained in a separate folder.

A321 XLR STANDARD SPECIFICATION

The A321 XLR Standard Specification is contained in a separate folder.

CT1001520_AMD 16_AAL_A320 PA	Page 40
EXECUTION

EXHIBIT 3 to AMENDMENT NO. 16
EXHIBIT A-10 to the Agreement

2024 A320 NEO AIRCRAFT SCN LISTING
(A320 NEO Group 3 Aircraft / A320 NEO Group 4 Aircraft)

[****]

CT1001520_AMD 16_AAL_A320 PA	Page 41
EXECUTION

EXHIBIT 3 to AMENDMENT NO. 16

EXHIBIT A-11 to the Agreement

2024 A321 NEO AIRCRAFT SCN LISTING
(A321 NEO Group 3 Aircraft / A321 NEO Group 4 Aircraft)

[****]

CT1001520_AMD 16_AAL_A320 PA	Page 42
EXECUTION

EXHIBIT 3 to AMENDMENT NO. 16

EXHIBIT A-12 to the Agreement

2024 A321 NEO AIRCRAFT SCN SHOPPING LISTING

[****]

CT1001520_AMD 16_AAL_A320 PA	Page 43
EXECUTION

EXHIBIT 3 to AMENDMENT NO. 16
EXHIBIT A-13 to the Agreement

A321 XLR AIRCRAFT SCN LISTING
(A321 XLR Group 3 Aircraft / A321 XLR Group 4 Aircraft)

[****]

CT1001520_AMD 16_AAL_A320 PA	Page 44
EXECUTION

EXHIBIT 3 to AMENDMENT NO. 16

EXHIBIT A-14 to the Agreement

A321 XLR AIRCRAFT SCN SHOPPING LISTING
(A321 XLR Group 3 Aircraft / A321 XLR Group 4 Aircraft)

[****]

CT1001520_AMD 16_AAL_A320 PA	Page 45
EXECUTION

EXHIBIT 4 to AMENDMENT NO. 16
EXHIBIT C-6

SELLER PRICE REVISION FORMULA 2024

1.1    BASE PRICE

    The Airframe Base Price as quoted in Clause 3.1 of the Agreement [****].

1.2    BASE PERIOD

    The Airframe Base Price [****].

1.3    INDEXES

    Labor Index: [****].

    [****]

    [****]

    Material Index: [****]

    [****]

CT1001520_AMD 16_AAL_A320 PA	Page 46
EXECUTION

EXHIBIT 4 to AMENDMENT NO. 16

1.4    REVISION FORMULA

[****]

1.5    GENERAL PROVISIONS

1.5.1    Roundings

    The Labor Index average and the Material Index average [****]

    [****]

    [****]

    [****]

CT1001520_AMD 16_AAL_A320 PA	Page 47
EXECUTION

EXHIBIT 4 to AMENDMENT NO. 16

1.5.2    [****]

If:

(i)    [****], or

(ii)    [****], or

(iii)    [****];

[****].

[****].

[****]

1.5.3    Final Index Values

[****]

1.5.4    Limitation

[****]

CT1001520_AMD 16_AAL_A320 PA	Page 48
EXECUTION

SECOND AMENDED AND RESTATED
LETTER AGREEMENT NO. 2
TO THE A320 FAMILY AIRCRAFT PURCHASE AGREEMENT
Dated as of July 20, 2011

As of March 2, 2024

American Airlines, Inc.
1 Skyview Drive
Fort Worth, Texas 76155

Re: [****]

Dear Ladies and Gentlemen,

American Airlines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an A320 Family Aircraft Purchase Agreement dated as of July 20, 2011 (as supplemented and amended by the other letter agreements, and as otherwise supplemented, amended or modified from time to time, the “Agreement”), which covers, among other matters, the sale by the Seller and the purchase or lease by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Amended and Restated Letter Agreement No. 2 dated as of June 19, 2019, between the Buyer and the Seller is hereby amended and restated to read in its entirety as set forth in this Second Amended and Restated Letter Agreement No. 2 (this “Letter Agreement”).

Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, non-severable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

Any reference in the Agreement to Letter Agreement No. 2 or to Amended and Restated Letter Agreement No. 2 shall be deemed a reference to this Second Amended and Restated Letter Agreement No. 2, as amended and restated hereby.

1.A319 AIRCRAFT
1.1In respect of each A319 Aircraft that is sold by the Seller and purchased by the Buyer, the Seller will provide to the Buyer the following [****]:
(i)     [****],
CT1001520_Second Amended & Restated LA2_AAL_A320Family        LA2 - 1 of 15
EXECUTION

(ii)    [****],
(iii)     [****], and
(iv)    [****].
1.2The A319 [****].
1.3The A319 [****].
2A320 AIRCRAFT
2.1 In respect of each A320 Aircraft that is sold by the Seller and purchased by the Buyer, the Seller will provide to the Buyer the following [****]:
(i)     [****],
(ii)    [****],
(iii)     [****] and
(iv)     [****].
2.2 The A320 [****].
2.3 The A320 [****].
3A321 AIRCRAFT
3.1 In respect of each A321 Aircraft that is sold by the Seller and purchased by the Buyer, the Seller will provide to the Buyer the following [****]:
(i)     [****],
(ii)    [****],
(iii)     [****], and
(iv)     [****].
3.2 The A321 [****].
3.3 The A321[****].

3.4    In respect of each A321 Aircraft identified in Schedule I with [****] (each, a “Covered Aircraft”), the Seller will provide to the Buyer [****].

3.5    The A321 [****].
CT1001520_Second Amended & Restated LA2_AAL_A320Family        LA2 - 2 of 15
EXECUTION

3.6    The A321 [****].

4A319 NEO AIRCRAFT
4.1     In respect of each A319 NEO Aircraft, the Seller will provide to the Buyer [****]:
(i)     [****],
(ii)    [****],
(iii)     [****],
(iv) [****],
(v)    [****],
(vi) [****],
(vii) [****],
(viii) [****], and
(ix)     [****].
4.2     The A319 [****] .
4.3     The A319 [****].
5A320 NEO AIRCRAFT
5.1     In respect of each A320 NEO Aircraft, the Seller will provide to the Buyer the following [****]:
(i)     [****],
(ii)    [****],
(iii)    [****],
(iv)    [****],
(v)    [****],
(vi) [****],
(vii) [****],
(viii) [****], and
CT1001520_Second Amended & Restated LA2_AAL_A320Family        LA2 - 3 of 15
EXECUTION

(ix) [****].
5.2     The A320 NEO [****].
5.3     The A320 NEO [****].
6A321 NEO AIRCRAFT
6.1     In respect of each A321 NEO Aircraft, the Seller will provide to the Buyer the following [****]:
(i)     [****],
(ii)    [****],
(iii)     [****],
(iv)    [****],
(v)    [****],
(vi)    [****],
(vii) [****],
(viii) [****], and
(ix)     [****].
6.2     The A321 NEO [****].
6.3     The A321 NEO [****].
Notwithstanding the foregoing, upon entry into force and effect of Amendment No. 11, the Seller shall provide to the Buyer .
7[****]
7.1     [****]
7.1.1     Paragraph 1.4 [****] to the Agreement is deleted and replaced with the following quoted text:

QUOTE

1.4    [****]
[****]
[****]
CT1001520_Second Amended & Restated LA2_AAL_A320Family        LA2 - 4 of 15
EXECUTION

[****]
[****]
[****]
[****]
[****]
UNQUOTE
7.1.2     [****]
Paragraph 1.5.2 [****] to the Agreement is deleted and replaced with the following quoted text:

QUOTE

1.5.2    [****]

[****]

(i)    [****], or

(ii)    [****], or

(iii)    [****];

[****]

[****]

UNQUOTE
7.1.3     Paragraph 1.5.4 [****] to the Agreement is deleted and replaced with the following quoted text:
QUOTE

1.5.4    [****]
[****]
UNQUOTE

7.2     [****]
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7.2.1     Paragraph 1.4 [****] to the Agreement is deleted and replaced with the following quoted text:
QUOTE

1.4    [****]
[****]
[****]

[****]

[****]

[****]

[****]

[****]

[****]

UNQUOTE

7.2.2     [****]
Paragraph 1.5.2 [****] to the Agreement is deleted and replaced with the following quoted text:

QUOTE

1.5.2    [****]

[****]

(i)    [****], or

(ii)    [****], or

(iii)    [****];

[****].

[****].

UNQUOTE

7.2.3     Paragraph 1.5.4 [****] to the Agreement is deleted and replaced with the following quoted text:
QUOTE
1.5.4    [****]
[****].
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UNQUOTE

7.2.4    [****]

7.2.5    [****]:

QUOTE

1.4    [****]
[****]

[****],

[****]

[****]

[****]

[****]

[****]

[****]
UNQUOTE
7.2.6    [****]
Paragraph 1.5.2 [****] to the Agreement is deleted and replaced with the following quoted text:

QUOTE

1.5.2    [****]
[****]:

(i)    [****], or

(ii)    [****], or

(iii)    [****];

[****].

[****].

UNQUOTE

7.2.7     Paragraph 1.5.4 [****] to the Agreement is deleted and replaced with the following quoted text:
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QUOTE
1.5.4    [****]
[****].
UNQUOTE

7.3     [****]
7.3.1    For each A321 XLR Aircraft that is sold by the Seller and delivered to the Buyer on or before [****]:
(i)    [****]:
(a)    [****];
(b)    [****];
(c)    [****]; and
(d)    [****].
(ii)    [****]:
(a)[****];
(b)[****]; and
(c)[****].

7.3.2    For each A320 NEO Aircraft and A321 NEO Aircraft that is sold by the Seller and delivered to the Buyer [****]:
(i)    [****]:
(a)    [****];
(b)    [****];
(c)    [****]; and
(d)    [****].
(ii)    [****]:
(a)    [****];
CT1001520_Second Amended & Restated LA2_AAL_A320Family        LA2 - 8 of 15
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(b)    [****]; and
(c)    [****].
7.3.3    For each Aircraft that is a 2024 A320 Family NEO Aircraft or a 2024 XLR Aircraft sold by the Seller and delivered to the Buyer [****]:
(i)    [****];
(ii)    [****];
(iii)    [****];
(iv)    [****]; and
(v)    [****].
    For all purposes of [****].

7.3.4    For the avoidance of doubt, all references in the Agreement to [****].

8A321 XLR AIRCRAFT

8.1     In respect of each A321 XLR Aircraft, [****]:

(i)     [****],
(ii)    [****],
(iii)    [****],
(iv)    [****],
(v)    [****],
(vi)    [****],
(vi)    [****],
(vii) [****],
(viii) [****], and
(ix)    [****].
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8.2    In addition to the A321 XLR [****]:
(i)    [****],
(ii)    [****],
(iii) [****], and
(iv)    [****].
8.3    The A321 XLR [****].
8.4    The A321 XLR [****],.

92024 A320 NEO AIRCRAFT
9.1     In respect of each 2024 A320 NEO Aircraft, the Seller will provide to the Buyer the following [****]:
(i)     [****],
(ii)    [****],
(iii)    [****],
(iv)    [****],
(v)    [****],
(vi)    [****],
(vii) [****],
(viii) [****],
(ix)    [****],
(x)    [****], and
(xi)    [****].
9.2    The 2024 A320 NEO [****].
9.3     The 2024 A320 NEO [****].
9.4     2024 A320 NEO [****],
9.4.1    In respect of each 2024 A320 NEO Aircraft [****].
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9.4.2    The 2024 A320 NEO [****].
9.4.3    The 2024 A320 NEO[****] .

102024 A321 NEO AIRCRAFT
10.1    In respect of each 2024 A321 NEO Aircraft, the Seller will provide to the Buyer the following [****]:
(i) [****],
(ii)    [****],
(iii)    [****],
(iv)    [****],
(v)    [****],
(vi)    [****],
(vii) [****],
(viii) [****],
(ix)    [****],
(x)    [****], and
(xi)    [****].
10.2    The 2024 A321 NEO Aircraft [****].
10.3    The 2024 A321 NEO Aircraft [****].
10.4    2024 A321 NEO [****]
10.4.1    In respect of each 2024 A321 NEO Aircraft, [****].
10.4.2    The 2021 A321 NEO [****].
10.4.3    The 2024 A321 NEO [****] .
112024 A321 XLR AIRCRAFT
11.1    In respect of each 2024 A321 XLR Aircraft, the Seller will provide to the Buyer the following [****]:
(i)     [****],
(ii)    [****],
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(iii)    [****],
(iv)    [****],
(v)    [****],
(vi)    [****],
(vii) [****],
(viii) [****],
(ix)    [****],
(x)    [****],
(xi)    [****], and
(xii) [****].
11.2    In addition to the 2024 A321 XLR [****]:
(i)    [****],
(ii)    [****],
(iii)     [****], and
(iv)    [****].
11.3    The 2024 A321 XLR [****].
11.4    The 2024 A321 XLR [****].
11.5    2024 XLR [****]
11.5.1    In respect of each 2024 XLR [****].
11.5.2    The 2021 XLR [****].
11.5.3    The 2024 XLR [****].
12[****]
12.1    With respect to the Aircraft identified in Table 1 in this Paragraph 12.1 [****].
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TABLE 1

Column 1	Column 2	Column 3	Column 4
[****]	Aircraft Type	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]

12.2    With respect to the Aircraft identified in Table 2 in this Paragraph 12.2 [****].

    TABLE 2

Column 1	Column 2	Column 3	Column 4
[****]	Aircraft Type	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
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[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]

13XLR [****]
13.1    [****]

13.1.1    The Seller will provide to the Buyer the following [****]:
(i)[****]

(ii)[****], and

(iii)[****].

13.1.2    [****].
13.1.3    If the Agreement is cancelled or terminated with respect to an A321 XLR Aircraft, [****].

    If the Buyer [****].

13.2    [****]

13.2.1    In respect of each of eighty-five (85) 2024 A320 Family NEO Aircraft firmly ordered as of the date of Amendment No. 16, the Seller will provide to the Buyer [****].

13.2.2    The 2024 A320 Family NEO [****].

13.2.3    If the Agreement is cancelled or terminated with respect to an A321 XLR Aircraft, [****].

If the Buyer [****].

14[****]
14.1    The Seller will provide to the Buyer the following [****]:
(i)[****],

(ii)[****], and
(iii)[****].

14.1.1    The [****].

14.1.2
(A)If [****].

(B)If [****].
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(C)If [****].

15ASSIGNMENT
This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 21.5 or 21.6 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.
16CONFIDENTIALITY
This Letter Agreement is subject to the terms and conditions of Clause 22.11 of the Agreement.
17COUNTERPARTS
This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By: _/s/ Airbus S.A.S._____________________
Its: Executive Vice President
Commercial Transactions

Accepted and Agreed

AMERICAN AIRLINES, INC.

By: _/s/ American Airlines, Inc._______
Its:    Sr. Vice President and Treasurer

CT1001520_Second Amended & Restated LA2_AAL_A320Family        LA2

SECOND AMENDED AND RESTATED
LETTER AGREEMENT NO. 3
TO THE A320 FAMILY AIRCRAFT PURCHASE AGREEMENT
Dated as of July 20, 2011

As of March 2, 2024

American Airlines, Inc.
1 Skyview Drive
Fort Worth, Texas 76155

Re: [****]

Dear Ladies and Gentlemen,

American Airlines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an A320 Family Aircraft Purchase Agreement dated as of July 20, 2011 (as supplemented and amended by the other letter agreements, and as otherwise supplemented, amended or modified from time to time, the “Agreement”), which covers, among other matters, the sale by the Seller and the purchase or lease by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Amended and Restated Letter Agreement No. 3 dated as of June 19, 2019, between the Buyer and the Seller is hereby amended and restated to read in its entirety as set forth in this Second Amended and Restated Letter Agreement No. 3 (this, “Letter Agreement”).

Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

Any reference in the Agreement to Letter Agreement No. 3 or to Amended and Restated Letter Agreement No. 3 shall be deemed a reference to this Second Amended and Restated Letter Agreement No. 3, as amended and restated hereby.

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1DEFINITIONS
Clause 0 of the Agreement is amended to delete in its entirety the defined term “[****].”

2COMMITMENT FEE
Clause 5.2 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

5.2    INTENIONALLY LEFT BLANK

UNQUOTE

3PREDELIVERY PAYMENTS

3.1 Clauses 5.3.1, 5.3.2, 5.3.3 and 5.3.4 of the Agreement are deleted in their entirety and replaced with the following quoted text:

QUOTE

5.3.1    Except as expressly set forth in the Agreement, Predelivery Payments are [****].

5.3.2    INTENTIONALLY LEFT BLANK
5.3.3    The Buyer has paid or will pay Predelivery Payments to the Seller [****] in accordance with the applicable schedule below (the “Predelivery Payments”):

[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]

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[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]

[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]

[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]

[****].
5.3.4    [****].

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UNQUOTE
3.2    Clause 5.3.5 is deleted in its entirety and replaced with the following quoted text:
QUOTE

5.3.5    Leased Aircraft Matters
The Buyer will pay [****].
[****].

UNQUOTE

3.3    The following Clause 5.3.6 is added to the Agreement:
QUOTE

5.3.6     [****]
If the Buyer [****].
UNQUOTE

4A321 XLR AIRCRAFT [****]
That certain letter agreement with reference M22001918, dated as of July 29, 2022, between the Seller and the Buyer, relating to the [****] (as defined therein) is hereby terminated and neither the Buyer nor the Seller shall have any rights or obligations thereunder.

5ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 21.5 or 21.6 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

6CONFIDENTIALITY
This Letter Agreement is subject to the terms and conditions of Clause 22.11 of the Agreement.
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7COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.
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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By: /s/ Airbus S.A.S.________________________
Its: Executive Vice President
Commercial Transactions

Accepted and Agreed

AMERICAN AIRLINES, INC.

By: _/s/ American Airlines, Inc.________
Its:    Sr. Vice President and Treasurer

CT1001520_Second Amended & Restated LA3_AAL_A320Family        LA3

PROPRIETARY & CONFIDENTIAL
AMENDED AND RESTATED LETTER AGREEMENT NO. 4

As of March 2, 2024

American Airlines, Inc.
1 Skyview Drive
Fort Worth, Texas 76155

Re: OPTION AIRCRAFT

Dear Ladies and Gentlemen,

American Airlines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an A320 Family Aircraft Purchase Agreement dated as of July 20, 2011 (as supplemented and amended by the other letter agreements, and as otherwise supplemented, amended or modified from time to time, the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase or lease by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Letter Agreement No. 4, dated July 20, 2011, between the Buyer and the Seller is hereby amended and restated to read in its entirety as set forth in this Amended and Restated Letter Agreement No. 4 (this “Letter Agreement”).

Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

Any reference in the Agreement to Letter Agreement No. 4 shall be deemed a reference to this Amended and Restated Letter Agreement No. 4.

1DEFINITIONS
Clause 0 of the Agreement is amended to either modify or add the following defined terms between the words “QUOTE” and “UNQUOTE”:
QUOTE

[****] Option Aircraft – all [****] Buyer has the option to purchase from the Seller subject to the terms and conditions of this Agreement.
[****]– as defined in Paragraph 4.1.4.1 of Amended and Restated Letter Agreement No. 4 hereto.
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PROPRIETARY & CONFIDENTIAL
[****]
[****]
[****]
[****]
[****]
[****]
[****]
[****]
Predelivery Payment – any of the payments determined in accordance with Clause 5.3, Paragraphs 2.3.4.2, 2.5.4.2 and 4.1.4.2 of Amended and Restated Letter Agreement No. 4 hereto.
Purchase Right – as defined in Paragraph 3.1 of Amended and Restated Letter Agreement No. 4 hereto.
Scheduled Delivery Month – as defined in Clause 9.1 or as otherwise provided in this Agreement.
Scheduled Delivery Quarter – as defined in Clause 9.1 or as otherwise provided in this Agreement.
[****]
[****]
[****]
[****]
[****]
[****]
[****]
[****]
UNQUOTE

2OPTION AIRCRAFT

2.1    INTENTIONALLY LEFT BLANK

2.2    INTENIONALLY LEFT BLANK
2.3    [****]
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PROPRIETARY & CONFIDENTIAL
2.3.1    Option to [****]
The Seller hereby grants the Buyer the option [****] to purchase the [****] subject to the terms and conditions set forth in this Paragraph 2.3.
2.3.2    Delivery
If a [****], the Seller will have the [****] Option Aircraft Ready for Delivery at the Delivery Location within the [****].

2.3.3    [****]
If the Buyer wishes to [****], it will do so as follows:
(i)    [****].
(ii)    [****].
(iii)    [****].
(iv)    [****].
2.3.4    [****] and Predelivery Payments

2.3.4.1    [****]
[****].

2.3.4.2    Predelivery Payments
Predelivery Payments for each [****] will be paid according to the following schedule:

[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]
[****]	[****]	[****]
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PROPRIETARY & CONFIDENTIAL

[****]	[****]	[****]
[****]
[****]	[****]	[****]

[****]		[****]

Except as set forth herein, Clause 5.3 of the Agreement will apply to[****] .

2.3.5    Option Lapse
[****]
2.4    INTENTIONALLY LEFT BLANK
2.5    [****] Option Aircraft
2.5.1    Option to Firmly Order
[****]
2.5.2    Delivery
If [****], the Seller will have the [****].

2.5.3    [****] Option Exercise
2.5.3.1    If the Buyer [****]:
(i)    [****].
(ii)    [****].
(iii)    [****].
(iv)    [****].
2.5.3.2 The Buyer may [****], subject to the conditions set out in this Clause 2.5, as amended as follows:
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PROPRIETARY & CONFIDENTIAL
(i)the Buyer [****]; and
(ii)[****].
2.5.4    [****] and Predelivery Payments

2.5.4.1    [****]
[****].

2.5.4.2    Predelivery Payments
Predelivery Payments for each [****] will be paid according to the following schedule:
(i)With respect to [****]:

[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]

[****]		[****]

(ii)With respect to [****]:

[****]	[****]	[****]
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PROPRIETARY & CONFIDENTIAL

[****]	[****]	[****]
[****]	[****]	[****]
[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]

[****]		[****]

Except as set forth herein, Clause 5.3 of the Agreement (specifically excluding however Clause 5.3.3) [****].
2.5.5    Option Lapse
[****]

3INTENTIONALLY LEFT BLANK
4[****] OPTION AIRCRAFT
4.1    [****] Option Aircraft
4.1.1    Option to Firmly Order
[****]
4.1.2    Delivery
[****]
4.1.3    Option Exercise

If the Buyer[****]:
(i)    [****].
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PROPRIETARY & CONFIDENTIAL
(ii)    [****].
(iii)     [****].
(iv)    [****].
(v)     [****].
4.1.4    Option Fee and Predelivery Payments

4.1.4.1    2024 Option Fee
[****]

4.1.4.2    Predelivery Payments
[****]

[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]

[****]		[****]

[****]	[****]	[****]
[****]	[****]	[****]
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PROPRIETARY & CONFIDENTIAL

[****]	[****]	[****]
[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]

[****]		[****]

Except as set forth herein, Clause 5.3 of the Agreement will apply to [****].

4.1.5    Option Lapse
[****]
(1) [****], or
(2) [****].
[****]
(1) [****], or
(2) [****].
[****].

5GENERAL PROVISIONS APPLICABLE TO THIS LETTER AGREEMENT
5.1    [****]..
5.2    Notwithstanding any provision of the Agreement or this Letter Agreement, [****].
5.3    Notwithstanding the amending and restatement of this Letter Agreement, [****].

6ASSIGNMENT
This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 21.5 or 21.6 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.
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PROPRIETARY & CONFIDENTIAL

7CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.11 of the Agreement.

8COUNTERPARTS
This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.
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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By: _/s/ Airbus S.A.S____________________
Its: Executive Vice President
                         Commercial Transactions

Accepted and Agreed

AMERICAN AIRLINES, INC.

By: _/s/ American Airlines, Inc.________
Its:    Sr. Vice President and Treasurer
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SCHEDULE IA

INTENTIONALLY LEFT BLANK

SCHEDULE IB

INTENTIONALLY LEFT BLANK

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SCHEDULE IIA

[****]. AIRCRAFT DELIVERY SCHEDULE

[****]	Scheduled Delivery Quarter	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]

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SCHEDULE IIB
INTENTIONALLY LEFT BLANK

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SCHEDULE III

[****] .AIRCRAFT DELIVERY SCHEDULE

[****].	Scheduled Delivery Quarter	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]

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SCHEDULE IV

[****] AIRCRAFT DELIVERY SCHEDULE

[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]

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SECOND AMENDED AND RESTATED
LETTER AGREEMENT NO. 5
TO THE A320 FAMILY AIRCRAFT PURCHASE AGREEMENT
Dated as of July 20, 2011

As of March 2, 2024

American Airlines, Inc.
1 Skyview Drive
Fort Worth, Texas 76155

Re: FLEXIBILITY

Dear Ladies and Gentlemen,

American Airlines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an A320 Family Aircraft Purchase Agreement dated as of July 20, 2011 (as supplemented and amended by the other letter agreements, and as otherwise supplemented, amended or modified from time to time, the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase or lease by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Amended and Restated Letter Agreement No. 5 dated as of June 19, 2019, between the Buyer and the Seller is hereby amended and restated to read in its entirety as set forth in this Second Amended and Restated Letter Agreement No. 5 (this, “Letter Agreement”).

Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

Any reference in the Agreement to Letter Agreement No. 5 or to Amended and Restated Letter Agreement No. 5 shall be deemed a reference to this Second Amended and Restated Letter Agreement No. 5, as amended and restated hereby.

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1DEFINITIONS
Clause 0 to the Agreement is amended to either modify or add the following defined terms between the words “QUOTE” and “UNQUOTE”:

QUOTE
Leased A319 Aircraft – any or all of the Leased Aircraft that are A319 Aircraft.
Purchase A319 NEO Aircraft – any or all of the Purchase Aircraft that are A319 NEO Aircraft.
UNQUOTE

2TYPE FLEXIBILITY
2.1    Conversion Rights
2.1.1    The Seller grants the Buyer a one-time right to (A) convert [****] to [****] (with respect to each such Aircraft, a “2024 Conversion Right”) and (B) convert A320 Family NEO Aircraft to [****] (with respect to each such Aircraft, a “NEO Conversion Right”), subject to the following limitations:
(i)    [****].
(ii)    [****].
(iii)    [****].
(iv)    [****]    .
(v)    [****].
(vi)    [****].
(vii)[****].
2.1.2    Conversion Right Exercise
The Buyer will exercise its 2024 Conversion Right or NEO Conversion Right subject to the following terms and conditions:
(i)The Buyer must give written notice to the Seller of its desire to exercise any NEO Conversion Right no later than: [****].
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(ii)[****].
(iii)    [****].
(iv)    [****].
(v)    [****].
3RESCHEDULING RIGHTS
3.1    [****]

3.1.1    [****]:
(i)    [****].
(ii)    [****].
(iii)[****].
(iv)    [****].
(v)    [****].
(vii)    [****].
3.1.2    [****] Exercise
The [****] will exercise its [****] subject to the following terms and conditions:
(i)    [****].
(ii)    [****].
(iv)[****].
(iv)    [****].
(v)    [****].
(vi)    [****]    .
3.1.3    [****].
3.2    [****]
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[****]:
(i)    [****].
(ii)    [****].
(iii)    [****].
(iv)    [****].
(v)    [****].
3.3    INTENTIONALLY LEFT BLANK
3.4    INTENTIONALLY LEFT BLANK
3.5    INTENTIONALLY LEFT BLANK
4[****] A320 NEO FAMILY AIRCRAFT
[****].
5GENERAL PROVISIONS APPLICABLE TO THIS LETTER AGREEMENT
5.1    Nothing contained in this Letter Agreement will oblige the Seller to [****].
5.2    Notwithstanding any provision of the Agreement or this Letter Agreement, [****].

6ASSIGNMENT
This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 21.5 or 21.6 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

7CONFIDENTIALITY
This Letter Agreement is subject to the terms and conditions of Clause 22.11 of the Agreement.

8COUNTERPARTS

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This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By: _/s/ Airbus S.A.S.___________________

Its:    Executive Vice President
Commercial Transactions

Accepted and Agreed

AMERICAN AIRLINES, INC.

By: _/s/ American Airlines, Inc.__________

Its: Sr. Vice President and Treasurer

CT1001520_Second Amended & Restated LA5_AAL_A320Family    LA5

SECOND AMENDED AND RESTATED
LETTER AGREEMENT NO. 16
TO THE A320 FAMILY AIRCRAFT PURCHASE AGREEMENT
Dated as of July 20, 2011

As of March 2, 2024

American Airlines, Inc.
1 Skyview Drive
Fort Worth, Texas 76155

Re: SPECIFICATION MATTERS

Dear Ladies and Gentlemen,

American Airlines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an A320 Family Aircraft Purchase Agreement dated as of July 20, 2011 (as supplemented and amended by the other letter agreements, and as otherwise supplemented, amended or modified from time to time, the “Agreement”), which covers, among other matters, the sale by the Seller and the purchase or lease by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Amended and Restated Letter Agreement No. 16 dated as of June 19, 2019, between the Buyer and the Seller is hereby amended and restated to read in its entirety as set forth in this Second Amended and Restated Letter Agreement No. 6 (this “Letter Agreement”).

Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, non-severable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

Any reference in the Agreement to a Letter Agreement No. 6 or to Amended and Restated Letter Agreement No. 6 shall be deemed a reference to this Second Amended and Restated Letter Agreement No. 16, as amended and restated hereby.
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1MSCNs [****]
[****].

2A321 XLR [****]
2.1    If the Buyer [****]:

[****]

[****]

[****].

2.2    If the Buyer [****]:

[****]

[****]

[****].

2.3    If the Buyer [****]:

[****]

[****]

[****].

2.4    If the Buyer [****]:

[****]

([****])

[****].

3A321 XLR [****]

3.1    The Seller hereby grants the [****]:

(i)    All of the A321 XLR Aircraft [****];
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(ii)    The Buyer [****].
(iii)    [****].
[****].
(iv)    No later than [****].
    [****].
    [****].
(v)    Without prejudice to [****].
With respect to the definition of the [****].
(xi)    The Seller shall[****].

3.2    For the avoidance of doubt, [****].

3.3    [****].

4A321NX [****]
4.1    [****]:

[****].

4.2    The Seller will [****]:
(i)    [****],
(ii)    [****], and
(iii)[****].

4.3    In respect of [****]

4.4    In respect of [****]:

(i) in respect of, [****]and

(ii)in respect of [****].
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4.5    The parties will [****].

5ASSIGNMENT
This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 21.5 or 21.6 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

6CONFIDENTIALITY
This Letter Agreement is subject to the terms and conditions of Clause 22.11 of the Agreement.

7COUNTERPARTS
This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.
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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By: _/s/ Airbus S.A.S.____________________

Its:    Executive Vice President
    Commercial Transactions

Accepted and Agreed

AMERICAN AIRLINES, INC.

By: _/s/ American Airlines, Inc.________

Its: Sr. Vice President and Treasurer

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APPENDIX 2 to SECOND AMENDED AND RESTATED LETTER AGREEMENT NO. 16

PROPRIETARY & CONFIDENTIAL

[****] Chart

[****]

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APPENDIX 2 to SECOND AMENDED AND RESTATED LETTER AGREEMENT NO. 16

PROPRIETARY & CONFIDENTIAL

[****] Chart

[****]

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